February 7, 1997


                        SUPPLEMENT TO THE PROSPECTUS OF:

                           PIONEER SMALL COMPANY FUND
                             DATED NOVEMBER 1, 1995
                           (REVISED NOVEMBER 29, 1995)


III.  MANAGEMENT OF THE FUND

         Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's equity managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

         Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on special equities and smaller companies. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition.

         Day-to-day management of the Fund has been the responsibility of Mr. Todd Grady, a Vice President of PMC, since January 24, 1997. Mr. Grady joined PMC in 1994 and has six years of investment experience.




                                                                       0297-3995
                                             (C) Pioneer Funds Distributor, Inc.